UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 29, 2022

Commission file number 001-16583.
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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	58-2632672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1170 Peachtree Street, N.E., Suite 2300, Atlanta, Georgia 30309-7676
(Address of principal executive offices)
(404) 853-1400
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	AYI	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On June 30, 2022, Acuity Brands, Inc. (“we,” “our,” “us,” “the Company,” or similar references) issued a press release containing information about our results of operations for our fiscal quarter ended May 31, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 29, 2022, the Board of Directors (the “Board”) of Acuity Brands, Inc. (the “Company”) increased the size of the Board from ten to eleven members and elected Marcia J. Avedon, Ph.D. to the Board with effect from June 29, 2022. Dr. Avedon, whose term will expire at the next annual meeting of stockholders, was also appointed to the Governance Committee and the Compensation and Management Development Committee.
Dr. Avedon, age 60, is the founder and has served as the CEO of Avedon Advisory LLC since April 2022. She previously served as Executive Vice President, Chief Human Resources, Marketing and Communications Officer for Trane Technologies PLC from March 2020 to April 2022. Dr. Avedon served as Senior Vice President of Human Resources, Communications and Corporate Affairs for Ingersoll Rand from February 2007 to March 2020. Prior to that, she served as Senior Vice President and Chief Human Resources Officer and Vice President, Talent Management at Merck from January 2002 to December 2006 and at Honeywell International from 1995 to 2002. Early career positions in human resources were held at Anheuser-Busch Companies, Inc. and as a consultant with Booz, Allen & Hamilton, Inc. Dr. Avedon serves on the board of directors of Generac Power Systems.
There are no arrangements between Dr. Avedon and any other person pursuant to which Dr. Avedon was selected as a director, nor are there any transactions to which the Company is or was a participant and in which Dr. Avedon has a material interest subject to disclosure under Item 404(a) of Regulation S-K. No family relationships exist between Dr. Avedon and any of the Company's directors or executive officers.
Dr. Avedon will participate on a pro rata basis in the standard non-employee director compensation arrangements described under “Compensation of Directors” in the Company’s fiscal 2021 proxy statement filed with the Securities and Exchange Commission on November 22, 2021. Additionally, the Company has entered into its standard form of Indemnification Agreement with Dr. Avedon that provides for the Company to indemnify directors against all expenses (as defined in the agreement), judgments, fines and amounts paid in settlement actually and reasonably incurred by a director and arising out of the director’s service. The Form of Indemnification Agreement, filed as Exhibit 10.1 to this Current Report on Form 8‑K, was previously filed with the Commission in a Form 8-K on February 9, 2010.
On June 30, 2022, the Company issued a press release announcing the increase in the size of the Board and the election of Dr. Avedon. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Indemnification Agreement.
99.1	Press Release dated June 30, 2022 (Earnings Release).
99.2	Press Release dated June 30, 2022 (Director).
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: June 30, 2022

ACUITY BRANDS, INC.

By:	/s/ Karen J. Holcom
Karen J. Holcom
Senior Vice President and Chief Financial Officer

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